UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2017

Medisun Precision Medicine Ltd.

(Exact Name of Registrant as Specified in Charter)

Marshall Islands	000-54907	47-2999657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Trust Company Complex, Ajeltake Road Majuro, Marshall Islands MH96960
(Address of Principal Executive Offices) (Zip Code)
(929) 314-3718
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Articles of Amendment.

On August 10, 2017, Medisun Precision Medicine Ltd. (the “Company”) executed Articles of Amendment of the Articles of Incorporation (the “Articles of Amendment”) with the Registrar of Corporations of the Marshall Islands effecting an increase in the number of authorized shares of Common Stock to 200,000,000 shares.

A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The disclosures set forth in Item 5.03 above are incorporated by reference into this Item 5.07.

On July 17, 2017 (the "Record Date"), the Company obtained written consent by the holder of the majority of the voting power of the Company's capital stock approving the filing of the Articles of Amendment.

Item 7.01    Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or be otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statement and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.

Description

Exhibit 3.1

Articles of Amendment

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medisun Precision Medicine Ltd.
August 16, 2017	By: /s/ Sophia Yaqi Sun Sophia Yaqi Sun President and Chief Executive Officer